UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2026

IonQ, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39694	85-2992192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4505 Campus Drive
College Park, Maryland		20740
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 301 298-7997

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	IONQ	New York Stock Exchange
Warrants, each exercisable for one share of common stock for $11.50 per share	IONQ WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

University of Chicago Transaction

The information set forth under Item 8.01 of the Current Report on Form 8-K filed by IonQ, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on November 10, 2025 is incorporated by reference into this Item 3.02. The issuance of shares of common stock of the Company, par value $0.0001 per share (each, a “Company Share”) in connection with the transaction was made in reliance on the private offering exemption of Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or the private offering provision of Rule 506 of Regulation D and was not previously reported in reliance on Item 3.02(b) of Form 8-K.

Skyloom Global Acquisition

On January 26, 2026, the Company completed its previously announced acquisition (the “Skyloom Acquisition”) of all of the issued and outstanding shares of common stock of Skyloom Global Corp., a Delaware corporation (“Skyloom”), pursuant to the terms of the Agreement and Plan of Merger, dated as of November 6, 2025, by and among the Company, Skyloom, Saxophone Intermediary Sub Inc., a Delaware corporation and a wholly-owned subsidiary of the Company, Saxophone Acquisition Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company, and the Holder Representative named therein. The aggregate consideration to be delivered in connection with the Skyloom Acquisition and related transactions consists of up to 3,909,267 Company Shares (the “Skyloom Stock Consideration”).

In connection with the closing of the Skyloom Acquisition and related transactions and the issuance of the Skyloom Stock Consideration, the Company and the Holder Representative entered into a Registration Rights Agreement, dated as of January 26, 2026 (the “Skyloom Registration Rights Agreement”), pursuant to which recipients of the Skyloom Stock Consideration have certain registration rights with respect thereto.

The issuance and sale of Company Shares in connection with the Skyloom Acquisition was made in reliance on the private offering exemption of Section 4(a)(2) of the Securities Act, the private offering provision of Rule 506 of Regulation D and/or Regulation S promulgated under the Securities Act.

The foregoing description of the Skyloom Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Skyloom Registration Rights Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Seed Innovations Acquisition

On January 30, 2026, the Company completed the acquisition (the “Seed Acquisition”) of all of the issued and outstanding equity interests of Seed Innovations, LLC, a Colorado limited liability company (“Seed”), pursuant to the terms of the Membership Interest Purchase Agreement, dated as of January 20, 2026, by and among the Company, Seed, the members of Seed and Marlu Oswald, solely in her capacity as the Member Representative. The aggregate consideration to be delivered in connection with the Seed Acquisition and related transactions consists of up to 1,171,868 Company Shares (the “Seed Stock Consideration”).

In connection with the closing of the Seed Acquisition and related transactions and the issuance of the Seed Stock Consideration, the Company and the Member Representative entered into a Registration Rights Agreement, dated as of January 30, 2026 (the “Seed Registration Rights Agreement”), pursuant to which recipients of the Seed Stock Consideration will have certain registration rights with respect thereto.

The issuance and sale of Company Shares in connection with the Seed Acquisition was made in reliance on the private offering exemption of Section 4(a)(2) of the Securities Act, the private offering provision of Rule 506 of Regulation D and/or Regulation S promulgated under the Securities Act.

The foregoing description of the Seed Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Seed Registration Rights Agreement, a copy of which is filed herewith as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On January 28, 2026, the Company issued a press release announcing the completion of the Skyloom Acquisition. A copy of the press release has been furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Also on January 28, 2026, the Company issued a press release announcing the impending completion of the Seed Acquisition. A copy of the press release has been furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information provided pursuant to Item 7.01 of this Form 8-K, including Exhibit 99.1 and Exhibit 99.2 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Registration Rights Agreement, dated as of January 26, 2026, by and between IonQ, Inc. and the Holder Representative named therein.

10.2	Registration Rights Agreement, dated as of January 30, 2026, by and between IonQ, Inc. and Marlu Oswald.

99.1	Press Release announcing the closing of the Skyloom Acquisition, dated January 28, 2026.

99.2	Press Release announcing the upcoming closing of the Seed Acquisition, dated January 28, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IonQ, Inc.

Date:	January 30, 2026	By:	/s/ Paul T. Dacier
Paul T. Dacier Chief Legal Officer and Corporate Secretary